UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

Spirit AeroSystems Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, Kansas	67210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On December 31, 2008, Spirit AeroSystems, Inc., a wholly-owned subsidiary of Spirit AeroSystems Holding, Inc. (the “Company”), entered into amendments to its employment agreements with Jeffrey Turner and Ulrich Schmidt, the Company’s Chief Executive Officer and Chief Financial Officer, respectively. The reason for the amendments was to bring the employment agreements into compliance with final regulations under Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), that are effective January 1, 2009, by clarifying the timing of payment of certain compensatory elements contained in the employment agreements, providing interest on such compensation the payment of which is required to be delayed under Section 409A, prohibiting the liquidation or exchange of such payments for other benefits, and prohibiting the acceleration of benefits considered to be deferred compensation within the meaning of Section 409A. The amendments also provide for indemnification of Mr. Turner and Mr. Schmidt for any taxes, penalties, or interest that may be assessed against them by the failure to satisfy Section 409A due to an alleged deficiency in the form of the employment agreement or the Company’s failure to follow the terms of the employment agreement, inclusive of any taxes owed with respect to such indemnification, unless the assessment is due to the failure by Mr. Turner or Mr. Schmidt to agree to modifications to the employment agreements or to take other necessary actions.

This description of the amendments is qualified in its entirety by the terms and conditions of the amendments, forms of which are filed as Exhibits 10.1.1 and 10.2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

10.1.1	Amendment to Employment Agreement, dated December 31, 2008, between Jeffrey L. Turner and Spirit AeroSystems, Inc.

10.2.1	Amendment to Employment Agreement, dated December 31, 2008, between Ulrich Schmidt and Spirit AeroSystems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

By:	/s/ Jonathan A. Greenberg

Jonathan A. Greenberg
Senior Vice President, General Counsel and Secretary

Dated: January 6, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1.1	Amendment to Employment Agreement, dated December 31, 2008, between Jeffrey L. Turner and Spirit AeroSystems, Inc.

10.2.1	Amendment to Employment Agreement, dated December 31, 2008, between Ulrich Schmidt and Spirit AeroSystems, Inc.